Exhibit 32


                        CERTIFICATION OF PERIODIC REPORT


I, Matthew L. Harriton, Chief Executive Officer of Nesco Industries, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-QSB of the Company for the three months ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 25, 2005

                                            /s/Matthew L. Harriton
                                            ----------------------
                                            Matthew L. Harriton
                                            Chief Executive Officer




I, Karen Nazzareno, Chief Financial Officer of Nesco Industries, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-QSB of the Company for the three months ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 25, 2005

                                             /s/Karen Nazzareno
                                            ----------------------
                                            Karen Nazzareno
                                            Chief Financial Officer